UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report:  January 27, 2012
Date of earliest event reported: January 27, 2012

EURAMAX HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	N/A (Commission File Number)	58-2502320 (I.R.S. Employer Identification Number)
5445 Triangle Parkway, Suite 350 Norcross, GA 30092 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:                                                                                                (770) 449-7066

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On January 27, 2012, Euramax Holdings, Inc. issued a press release announcing the expiration of the exchange offer by its wholly-owned subsidiary Euramax International, Inc. (the “Company”) for all of the Company’s 9.50% Senior Secured Notes due 2016, a copy of which is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 27, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   January 27, 2012

EURAMAX HOLDINGS, INC.

By:	/s/ R. Scott Vansant
Name: R. Scott Vansant
Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 27, 2012.